UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 9, 2021
(Date of earliest event)

Turtle Beach Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 South Broadway, 4th Floor White Plains, New York	10601
(Address of principal executive offices)	(Zip code)

(888) 496-8001
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	HEAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure.

Pursuant to Regulation FD, Turtle Beach Corporation (the “Company”) hereby furnishes an investor fact sheet (the “Fact Sheet”) that the Company will make available on or after November 9, 2021, relating to the Company’s business and operations. A copy of the Fact Sheet is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

The information in this Report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

This Report and Exhibit 99.1 hereto contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in the other reports of the Company filed with the Securities and Exchange Commission, including that actual events or results may differ materially from those in the forward-looking statements.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Investor Fact Sheet made available by Turtle Beach Corporation on or after November 9, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  November 10, 2021

TURTLE BEACH CORPORATION
By:	/S/ JOHN T. HANSON
John T. Hanson
Chief Financial Officer, Treasurer and Secretary